1

Steve Blank, CFO
Wachovia Pipeline Conference &
Symposium
December 7, 2004

Investor Notice

            Valero L.P. (“Valero LP”) has filed on November 23, 2004 a Form S-4 Registration
Statement with the Securities and Exchange Commission (SEC) regarding its proposed mergers with Kaneb Services LLC (“Kaneb Services”) and Kaneb Pipe Line Partners, L.P.
(“Kaneb Partners”).  Valero L.P., Kaneb Services and Kaneb Partners have also filed other relevant documents with the SEC.  Investors and security holders are urged to read carefully the Form S-4 Registration Statement and other relevant documents, because they contain important information regarding Valero LP, Kaneb Services, Kaneb Partners and the merger.

            A definitive joint proxy statement/prospectus will be sent to security holders of Valero LP,
Kaneb Services, and Kaneb Partners seeking their approval of the merger transactions.
Investors and security holders may obtain a free copy of the registration statement and other relevant documents containing information about Valero LP, Kaneb Services, and Kaneb
Partners, without charge, at the SEC’s web site at www.sec.gov.  Copies of the definitive joint proxy statement/prospectus (when available) and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to Kaneb Services or the respective partnerships.

            Valero LP, Kaneb Services, Kaneb Partners, and the officers and directors of Kaneb
Services and of the respective general partners of Valero LP and Kaneb Partners may be deemed to be participants in the solicitation of proxies from their security holders.
Information about these persons can be found in Valero LP’s, Kaneb Services’, and Kaneb
Partner’s respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the Form S-4 Registration Statement.

Valero L.P. Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P.
All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the
partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the
prospectus and prospectus supplement, Valero L.P.’s 2003
annual report on Form 10-K and subsequent filings with the
Securities and Exchange Commission.

One of the leading publicly traded growth MLPs in U.S.
(NYSE:VLI)

Market cap at IPO of $470 million; currently around $1.3 billion

Increased quarterly distribution from $.60 to $.80 per unit

Own and operate diversified portfolio of logistics assets,
serving 8 Valero Energy refineries

3,800 miles of refined product pipelines

800 miles of crude oil pipelines

21 refined product terminals

4.5 million barrels of refined product storage capacity

12.6 million barrels of crude oil storage capacity

Valero L.P.

System Overview

Key Statistics:

3,800 miles of refined  product pipelines

800 miles of crude oil pipelines

21 terminals with 4.5 million barrels of refined
product storage capacity

4 primary crude oil storage tank facilities with
12.6 million barrels of crude oil storage capacity

Balanced Portfolio of Assets

Refined Product
Pipelines

Crude Oil Pipelines

Crude Oil
Storage Tanks

Refined Product
Terminals

Percentage of total operating income for the nine months
ended September 30, 2004

Strong Relationship with Valero Energy

Valero L.P. assets critical to profitability of 8 Valero
Energy refineries

Long-term handling and throughput agreements in place

100% of crude oil and other feedstocks at 3 refineries

75% of feedstocks and production at 3 refineries

Valero Energy retains all commodity risk

Pre-existing environmental risk retained by Valero

    Energy

Insurance coverage through Valero Energy’s program

Valero Energy maintains a significant retained interest

46% ownership (44% subordinated common; 2% GP interest)

GP weighted average incentive distribution at around 7.6%

GP’s incentive distribution limited to 25%

(Dollars in millions)

Capital Structure

1 For purposes of this calculation, EBITDA for the last 12 months was used.

1

8

Sept. 30, 2004

$175mm Revolving credit facility

$

38.0

Long term debt, including current

9.2

6.875% senior notes due 2012

99.1

6.05% senior notes due 2013

249.3

Total Debt

395.6

Common units

310.8

Subordinated units

118.2

General partner’s equity

9.9

Total Partners’ Equity

438.9

Total Capitalization

$834.5

Debt-to-Book Capitalization

47.4%

Debt-to-EBITDA

3.3x

(Dollars in millions, except EPU)

Financial Performance

YTD

3Q04

9/30/2004

Total Throughput (MBPD)

1,592

1,572

Revenue

$58.0

$166.1

Operating Expenses

21.6

59.8

G&A Expense

3.6

8.2

Depreciation

8.4

24.5

Operating Income

24.4

73.6

Interest Expense

5.4

15.6

Equity Income from Affiliates

0.4

1.1

Net Income

$19.4

$59.1

Net Income applicable to LPs

$17.9

$54.6

Earnings per Unit

$0.78

$2.37

Distributable Cash Flow

applicable to LPs

$22.7

$67.9

Coverage Ratio applicable to LPs

1.23x

1.23x

Kaneb Acquisition

Valero L.P. (NYSE: VLI) to acquire Kaneb Services (NYSE: KSL)
and Kaneb Pipe Line Partners (NYSE: KPP) for $2.8 billion

VLI will acquire KSL for $43.31 cash per share

VLI will acquire KPP for $61.50 per unit, subject to a fixed value collar of +/- 5%

Upon closing, Valero Energy (NYSE: VLO) will continue to own
100% of the GP of VLI and 21% of the common units

Upon closing, VLI intends to recommend an increase in its
common unit distribution to $3.42 per unit

Expect transaction to close in the 1st quarter 2005

Strategic Rationale

Creates the largest terminal operator and 2nd largest petroleum liquids pipeline operator in the U.S.

Transaction is expected to be cash flow accretive to both VLI and KPP unitholders

Expect to achieve at least $25 million annually in synergies

Greatly expands geographic presence and enhances growth
prospects

Diversifies VLI’s customer base

Relationship with Valero Energy creates additional
opportunities

Creates one of the largest MLPs with an enterprise value of
approximately $4.3 billion

Combined entity will operate around 9,700 miles of refined
product and crude pipelines

100 terminals and 4 crude oil storage tanks with approx. 85
million barrels of storage capacity

Combined partnership expected to be rated investment grade
by Moody’s and S&P

Bill Greehey will remain Chairman of the Board and
Curt Anastasio will remain President and CEO

Headquartered in San Antonio

The Combined Enterprise

Combined Operations

Pro Forma Key Statistics:

Around 9,700 miles of crude
and refined product pipeline

100 terminal facilities and 4
crude oil storage tanks with
around 85 million barrels of
storage

KPP

Better Earnings Diversity

VLI

Combined Operations

             Pipeline Operations                        Terminal Operations

        Crude Oil Storage Tanks                Product Sales Operations

Percent of Operating Income by Segment

1 Excludes operating income of Martin Oil, a marketing subsidiary of KSL.

   Note: Percentage of total operating income is for the nine months ended September 30, 2004

1

1

Less Dependence on One Customer

Dependence on McKee System reduced from 40% to 15% of EBITDA

Valero Energy 98%

Third Parties 2%

Pro Forma Post-Merger
Customer Base1

Valero Energy

26%

Third Parties
74%

Pre-Merger
Customer Base

1 Excludes revenue of Martin Oil, a marketing subsidiary of KSL.

  Note: Percentages based on total revenues for the nine months ended September 30, 2004

Financing Plan

(Dollars in millions)

1

1

Assuming exchange at mid-point of fixed value collar

16

Sources of Funds:

Valero L.P. common unit exchange

$1,422

New debt issuance

550

Less:  cash assumed

(79)

Debt assumed at book value

686

Debt assumed FV write-up

44

Other liabilities assumed

180

Valero Energy capital contribution to maintain 2% GP

28

Total Sources

$2,831

Uses of Funds:

Current Assets

$

112

Property, Plant & Equipment

1,681

Other Assets

34

Goodwill & other intangible assets

1,004

Total Uses

$2,831

Pro Forma Debt Position

(Dollars in millions)

Issuer

Amount

Maturity

Valero Logistics Operations (6.875%)1

$100

2012

Valero Logistics Operations (6.05%)1

$250

2013

Kaneb Pipe Line Operating Partnership,

L.P. (5.875%)2

$250

2013

Kaneb Pipe Line Operating Partnership,

L.P. (7.75%)2

$250

2012

New Valero Logistics Operations

- term debt

$500

- $400 mm revolving credit facility and

other bank borrowings2

$158

5-Year Revolver

1 Guaranteed by VLI, non-recourse to Valero Energy

2 Estimated draw down at close

Pro Forma Ownership Structure

Valero

GP, Inc.

Valero L.P.

(VLI)

Valero Logistics

Operations, L.P.

Kaneb

Services, LLP

(Kaneb Pipe

Line Company

LLC)

Kaneb Pipe Line

Operating Partnership, L.P.

LP 99.99%

LP 99.99%

GP 0.01%

GP 0.01%

100%

100%

VLO

21%

Public

Unitholders

79%

VLI Public and U.S.
Revolving Credit Facility

* Preliminary structure pending further analysis.

KPP Public and Foreign
Bank Debt

Expected synergies of $25 million annually

Corporate expense reduction & other - $10 million

Terminal operations - $6 million

Pipeline operations - $5 million

Operating cost reductions - $4 million

$365 million of 2005 projected pro forma EBITDA

2005 pro forma distributable cash flow accretion of
37 cents per unit

Pro forma debt-to-capitalization ratio at approximately 46%

Expected to be investment grade rated

Great Combination of Assets

1

1

1

See Appendix for pro forma assumptions.

Appendix

Fixed Value Collar

Reconciliation of Net Income to EBITDA and
Distributable Cash Flow

The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):

221,668

Distributable Cash Flow

(46,427)

     Less reliability capital

(4,188)

     Less income taxes

(92,455)

     Less interest expense

364,738

EDITDA

94,034

     Plus depreciation & amortization

94,449

     Plus net interest expense & other

$176,255

Net income

     2005

Projected Pro Forma

91,804

(17,439)

(3,403)

(31,389)

144,035

41,677

32,180

$67,123

     Kaneb Partners

YTD 9/30/2004

76,690

(7,030)

-

(15,630)

99,229

24,536

15,630

$59,063

    Valero L.P.

n/a

     Less VLI’s Skelly interest

n/a

121

     Plus income tax expense

n/a

3,055

n/a

1

1

Based on the assumptions set forth on Slide 23. While we believe that the assumptions underlying these budgets are reasonable in light of current beliefs concerning future events, the assumptions are inherently uncertain and are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those anticipated. If the assumptions are not realized, then actual cash available for distribution could be significantly lower.

Pro Forma Assumptions

Closing Date:

Assumed at December 31, 2004

Forecast:

2004: Based on 9 mos. actuals and 4th quarter forecasts for

each entity as of November 1, 2004

2005: Internal budgets prepared by each entity as of

November 1, 2004

Distribution:

GP’s incentive distribution limited to 25%.  Adopt Kaneb’s

distribution of $3.42 per unit.  Distributable cash flow accretion calculated assuming distribution of all distributable cash flow.

Synergies:

$25 million per year

Units Outstanding:

47.9 million units outstanding pro forma

Fixed Value Collar:

Baseline value set at $61.50 and exchange ratio of 1.074 VLI units for each KPP unit

Interest Rates:

Interest rate on new term debt at 6.5%

Interest rate on revolving credit debt at 4%

Debt Assumption/Refinancing:

VLI will assume KPP’s public debt and refinance bank debt

KSL Purchase:

To be paid in cash and debt-financed by VLI in either the

public or bank market